Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Steven C. Mayer, Chief Financial Officer (principal financial officer) of Human Genome Sciences, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2004 of the Registrant (the “Report”), that:

          (1)   The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Steven C. Mayer

Name:	Steven C. Mayer
Date:	May 7, 2004